Newfound Risk Managed U.S. Growth Fund

(f/k/a Newfound Risk Managed U.S. Sectors Fund)

Class A Shares NFDAX
Class I Shares NFDIX

(a series of Northern Lights Fund Trust III)

Supplement dated September 16, 2020 to

the Prospectus and Statement of Additional Information dated August 3, 2020

Effective as of the close of business on October 15, 2020, sales and operations of Class A shares of the Newfound Risk Managed U. S. Growth Fund (the “Fund”) will be suspended. Class A shares will be converted into Class I shares. Accordingly, the Fund will no longer accept purchase orders from any investor for Class A shares. The Fund may recommence offering and operation of Class A shares in the future.

Class I shares of the Fund have the same share class expense structure as Class A shares do with the exception that: (1) Class I shares do not charge a 0.25% Rule 12b-1 Distribution and Services fee; and (2) Class I Shares do not charge a front-end sales load of 5.75% of the amount invested. Please refer to the Fund’s Prospectus for general information regarding Class I shares.

Accordingly, all references to the Fund’s Class A shares in the Prospectus and Statement of Additional Information will be removed.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated August 3, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.